moventis capital, inc. private placement agreement U.S. Entities

Moventis Capital, Inc.

(Incorporated under the laws of the State of Delaware)

The attached Subscription Documents must be completed and delivered to

MOVENTIS CAPITAL, INC., a Delaware corporation (“Company”), as follows:

MAIL TO:

MOVENTIS CAPITAL, INC.

Suite 304, 1959-152nd Street

White Rock, British Columbia, V4A 9P3, Canada

Subscriptions must be paid (at a price of $.35 per Unit) by check. MAKE CHECKS PAYABLE TO “MOVENTIS CAPITAL, INC.”.

Subscriptions will only be accepted from persons or entities that, in the opinion of the Company, are capable of accommodating the risks associated with an investment in the Company.

SECTION A — HOW TO SUBSCRIBE

To subscribe for Units to be issued by the Company which are comprised of (i) one share of the Company’s $.001 par value common stock and (ii) a warrant which will enable you to acquire from the Company for a period of six (6) months following the date your subscription is accepted by the Company one share of the Company’s $.001 par value common stock at a purchase price of $.50 per share (a “Warrant”) (the “Units”), you must complete the enclosed Subscription Agreement and the Purchaser Suitability Questionnaire.

Directions for the Subscription Agreement are as follows:

1. Investment – 214,286 Units ($75,000).

2. Be sure to provide your correct name, address and Social Security number or tax identification number, as this information will appear on the official records of the Company.

3. Sign and be sure that you have checked and initialed the appropriate type of ownership.

4. Signature and Supporting Material Requirements — The following requirements have been established for the various capacities in which Units may be purchased and held other than by you as an individual:

JOINT TENANTS WITH RIGHT OF SURVIVORSHIP: The signatures of both joint tenants are required.

COMMUNITY PROPERTY: The signatures of both husband and wife are required, unless a separate document signed by both parties and designating either party as agent of the other party for purposes of signing accompanies the Subscription Agreement.

TENANTS IN COMMON: The signatures of all parties are required.

TENANTS BY THE ENTIRETY: The signatures of all parties are required.

PARTNERSHIP: The Subscription Agreement must be accompanied by a copy of the signed partnership agreement.

TRUST: The Subscription Agreement must be accompanied by a copy of the signed trust agreement.

CORPORATION: The Subscription Agreement must be accompanied by a certified copy of the resolution of the Board of Directors of the subscribing corporation designating the officer(s) of that corporation authorized to sign on behalf of that corporation and of the resolution of that Board of Directors authorizing the purchase of Units.

5. Furnish the following:

(a) Completed Subscription Agreement

(b) Supporting material if required (see Item 4 above).

(c) Completed Purchaser Suitability Questionnaire

(d) A check in the amount of your subscription (see below)

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Payment Instructions

MAKE CHECK PAYABLE TO: “MOVENTIS CAPITAL, INC.”

MAIL TO: MOVENTIS CAPITAL, INC., Suite 304, 1959-152nd Street, White Rock, British Columbia, V4A 9P3 Canada

SECTION B — SUBSCRIPTION AGREEMENT

By signing this Subscription Agreement, you represent, warrant, covenant, and agree with the Company as follows:

1.

Each Unit is comprised of (i) one share of the Company’s $.001 par value common stock and (ii) a Warrant, which will enable you to purchase from the Company, for a period of six (6) months following the date your subscription is accepted by the Company, one share of the Company’s $.001 par value common stock at a price of $.50 per share.

2.

On the terms and subject to the conditions of this Subscription Agreement, you hereby subscribe for the number of Units specified below for a subscription price of $.35 per Unit. This subscription shall be irrevocable and shall survive your death or disability. Payment of the purchase price of the Units is due upon subscription.

3.

The Company has the right to accept or reject this subscription in whole or in part. This subscription shall be deemed to be accepted by the Company only when this Subscription Agreement is signed by the Company. Subscriptions need not be accepted by the Company in the chronological order in which subscriptions are received.

4.

You have relied solely upon such independent investigations made by you or by your representatives in making your decision to purchase Units and, except for this Subscription Agreement, no oral or written representations have been made to, or relied upon by, you regarding your decision to purchase Units.

5.

You are aware that no federal or state agency has approved or made any finding or determination regarding the fairness of the purchase of Units or any recommendation or endorsement of the Units.

6.

You understand that a purchase of Units involves certain risks and conflicts of interest. Those risks include, but are not necessarily limited to:

a.

the Company may not be able to continue as a going concern; and

b.

without substantial additional capital the Company may be unable to finance the Company’s business and operations.

7.

You have the requisite knowledge and experience to evaluate the relative business and tax aspects and risks, or you have relied upon the advice of experienced advisors with regard to tax aspects and risks, and other considerations involved in purchasing Units.

8.

You and your counsel or advisors (collectively, "representatives") have conducted or have had the opportunity to conduct such due diligence as you have or they, as the case may be, deemed necessary to complete your evaluation of a purchase of Units, or otherwise. It has been called to your attention by those persons with whom you have dealt in connection with your proposed purchase of Units, that the Company has a limited history of earnings.

9.

You and your representatives have had the opportunity to discuss all material aspects regarding a purchase of Units with management of the Company, or with its authorized agents, and any and all questions asked have been answered to the complete satisfaction of you and your representatives.

10.

You are purchasing Units as an investment and with a reasonable expectation of an economic profit from such purchase, separate from tax benefits. Accordingly, your intention at the time of your purchase of the Units is to hold the Units as investment securities and not sale, transfer, or distribute the Units or any of their constituent securities. You understand the offer and sale of the Units have not been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), because of that certain exemption from the registration and prospectus delivery requirements of the Act specified by the provisions of Section 4(2) of the Act and Rule 506 of Regulation D, which depend upon, among other things, the bona fide nature of your investment intent as expressed herein. You understand that the offer and sale of the Units in the individual states in transactions which satisfy the requirements of Rule 506 of Regulation D promulgated pursuant to Section 4(2) of the Act are not required to be registered or qualified in the individual states because of adoption of the National Securities Markets Improvement Act of 1996 (“NSMIA”), and NSMIA preempts state registration and similar qualification provisions for transactions exempt pursuant to that Rule 506.

11.

You acknowledge that the Units and their constituent securities are “restricted securities” and subject to the provisions of Rule 144 promulgated pursuant to the provisions of the Act. Additionally, you acknowledge that any sale or transfer value of the Units and their constituent securities cannot occur unless the Units and their constituent securities are registered pursuant to the provisions of the Act or, alternatively, an exemption from such registration is available. You acknowledge that the documents evidencing and representing the Units and their constituent securities will specify a legend which is intended to specify that the Units and their constituent securities are restricted securities and that the sale or transfer of the Units and their constituent securities is restricted significantly.

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12.

Your commitment to investments, which are not readily marketable, is not disproportionate to your net worth, and your purchase of Units will not cause such commitment to become excessive.

13.

You have adequate net worth and means of providing for your current needs and contingencies to sustain a complete loss of your investment in the Company at the time of investment, and you have no need for liquidity in connection with in the Units purchased by you. You currently can afford a complete loss of the amount you will pay for Units.

14.

You are aware that there is no public market for the Units, that it is not probable that any such market will develop, and that it may not be possible for you to sell or otherwise dispose of your Units readily. You shall not transfer or assign this Subscription Agreement, or any of your interest herein.

15.

You have attained the age of majority (as established in the state in which you reside), if an individual, and you have no legal disability with respect to entering into a contractual relationship with the Company and executing this Subscription Agreement.

16.

If and when this Subscription Agreement is accepted by the Company, you will have purchased the number of Units set forth above your signature on the signature page of this Subscription Agreement. The Units which you offer to purchase hereby shall not be deemed issued to, or owned by, you until (i) you have fully paid the applicable purchase price for the Units in cash, and (ii) the Company has accepted your offer to purchase. The Company shall have until the closing date of the offering of Units or any extension of that offering to accept or reject your offer, at its sole discretion.

17.

You are the sole party in interest with respect to the purchase of Units, and you satisfy the net worth or income requirements set forth next to the line checked by you. In the event of sales of Units to fiduciary accounts, the respective fiduciary represents and warrants that such conditions are satisfied by that fiduciary, by the respective fiduciary account, or by the contributor who directly or indirectly supplies the funds for the purchase of Units. You are aware that the Company and its agents will rely upon your representations and warranties specified in the Subscription Agreement.

18.

You shall indemnify and hold harmless the Company, and its respective officers, directors, affiliates, accountants, attorneys, agents, and other representatives from and against all damages, losses, costs and expenses (including reasonable attorneys’ fees) which they may incur by reason of your failure to fulfill any of the terms or conditions of this Subscription Agreement, or by reason of any breach of any representation, warranty, covenant, or agreement made by you in this Subscription Agreement in connection with the purchase of the Units, or in any document provided by you to the Company.

19.

All information which you have provided to the Company concerning your financial situation and knowledge of financial business matters and set forth in the completed Purchaser Suitability Questionnaire submitted with this Subscription Agreement is correct and complete as of the date set forth at the end of this Subscription Agreement, and if there should be any material change in such information prior to acceptance of this Subscription Agreement by the Company, you will immediately provide the Company with such information.

20.

You agree that within five (5) calendar days after receipt of a written request from the Company, you will provide such information and execute and deliver such documents as reasonably may be necessary to comply with any and all laws and ordinances to which the Company is subject.

21.

You are now a bona fide citizen of the United States of America and a bona fide resident of the state set forth in this Subscription Agreement and the address and Social Security number or federal tax identification number set forth herein are your true and correct residence and Social Security number or federal tax identification number. You have no current intention of becoming a resident of any other state or jurisdiction. If you are a corporation, partnership, trust or other form of business organization, you were formed pursuant to the laws of California, and your principal place of business is within such state, and you are not organized for the purpose of acquiring Units.

22.

You are an “accredited investor” as defined in Rule 501 of Regulation D, as follows (check and initial applicable line):

________ you have an individual net worth, or a joint net worth with your spouse, in excess of $1,000,000;

________ you have an annual income in each of the 2 years prior to the year in which you will purchase Units in excess of $200,000 or a joint income with your spouse of $300,000 and reasonably anticipate that in the year in which you will purchase Units you will have an annual income in excess of $200,000 or a joint income with your spouse of $300,000;

________ you are a bank;

________ you are an investment company pursuant to the Investment Company Act of 1940;

________ you are a director or executive officer of the Company;

________ you are an entity (including a corporation, partnership, IRA or Keogh plan account) in which all of the equity owners (or beneficiaries in the case of IRA or Keogh plan accounts) individually are accredited investors as described above. In which event, each equity owner is signing and delivering

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concurrently with this Subscription Agreement a separate Subscription Agreement and Purchaser Suitability Questionnaire. (Note: a Keogh plan in which individual beneficiaries direct the investment of segregated accounts for their individual benefit may subscribe if the individual directing the subscription is accredited); or

________ you are an employee benefit plan (i) in which investment decisions are made by a plan fiduciary which is a bank, insurance company or registered investment adviser, or (ii) which has total assets exceeding $5,000,000.

How to Subscribe

You are subscribing to purchase a total of 214,286 Units at $.35per Unit ($75,000.00) by (check and initial applicable line):

________ $_______________ (_________Units) paid by cashier’s check;

________ $_______________ (_________Units) paid by personal check; or

________ $_______________ (_________Units) paid by wiring funds.

MAKE CHECK PAYABLE TO: “MOVENTIS CAPITAL, INC.”

MAIL TO: MOVENTIS CAPITAL, INC., Suite 304, 1959-152nd Street, White Rock, British Columbia, V4A 9P3, Canada

For details, see How to Subscribe (immediately preceding this Subscription Agreement)

Print name(s) in which Units are to be registered:

NAME:(1) JMS Capital Partners, LLC.
Social Security or tax identification Number:
NAME:(2)
Social Security or tax identification Number:
Address:

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Title to your purchased Units is to be held as follows (check and initial one):

a. ________   Husband & Wife, as community property

b. ________   Joint Tenants

c. ________   Tenants in Common

d. ________   Individual

e. ________   Corporation

f. ________    Partnership

g. ________   Trust

h. ________   Other:

 Please Describe_______________________________________________________________________

NOTE:  BY SIGNING THIS SUBSCRIPTION AGREEMENT AND UPON ACCEPTANCE THEREOF, YOU ARE ENTERING INTO AN AGREEMENT AND AGREEING TO INVEST MONEY WITH THE COMPANY.

You hereby certify that the you have answered the foregoing to the best of the your knowledge, that your answers are complete and accurate, and you declare under penalty of perjury that the foregoing is true and correct.

This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof.

DATED: September XX, 2006, at Los Angeles, California.

(1)___________________________________ (2)_________________________________

NOTE:   If Units are to be registered in more than one name, all subscribers must sign.

Acceptance of Subscription

Agreed to and accepted:

By:

MOVENTIS CAPITAL, INC.,

a Delaware Corporation

By:

Blake Ponuick _____________________________________________

Its:

Chief Executive Officer

By:

Wally Kloeble  _____________________________________________

Its:

Secretary

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SECTION C — PURCHASER SUITABILITY QUESTIONNAIRE

The offering of Units of MOVENTIS CAPITAL, INC., a Delaware corporation, (the "Company"), will be made pursuant to that certain exemption from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the “Act”), specified by the provisions of Section 4(2) of the Act and Rule 506 of Regulation D. One of the requirements of that exemption is that the persons involved in the offering and sale of the relevant securities must have reasonable grounds to believe and, in fact, believe that a purchaser, whether alone or together with such purchaser’s representatives, if any, has such knowledge and experience in financial and business matters that such purchaser is capable of evaluating the merits and risks of the prospective investment.  The purpose of this Questionnaire is to assist the Company in complying with the above requirements. By submitting this Questionnaire to the Company, each prospective purchaser of Units agrees that the Company may present the Questionnaire to such parties as the Company deems appropriate to be assured that the offer and sale of Units to that prospective purchaser will not result in violation of that certain exemption from the registration and prospectus delivery requirement of the Act specified by the provisions of Section 4(2) of the Act and Rule 506 of Regulation D. Otherwise, your answers to this Questionnaire will be kept strictly confidential.  If you are acting as agent for a corporation, partnership, trust or other entity, any reference to the term "you" shall mean such corporation, partnership, trust or other entity.

Please complete this Questionnaire and sign, date and deliver one copy thereof to MOVENTIS CAPITAL, INC., Suite 304, 1959-152nd Street, White Rock, British Columbia, V4A 9P3, Canada.

PLEASE PRINT OR TYPE. IF THE ANSWER TO ANY QUESTION IS ’NONE" OR "NOT APPLICABLE," PLEASE SO SPECIFY.

THANK YOU.

1.   INDIVIDUALS

Please complete the following information if you are investing as an individual or jointly with another individual:

Name:___________________________________________________________________________________________

Spouse’s full name, if jointly held:______________________________________________________________________

Date of Birth:______________________________________________________________________________________

Citizenship:_______________________________________________________________________________________

Permanent Home Address:___________________________________________________________________________

Marital Status:_____________________________________________________________________________________

Address for notices, if different:________________________________________________________________________

_________________________________________________________________________________________________

Home Telephone Number:___________________________________________________________________________

Business Telephone Number:_________________________________________________________________________

Social Security or tax identification Number: ______________________________________________________________

Occupation or Profession: ____________________________________________________________________________

Are you purchasing Units for your own account? ( ) Yes ( ) No

If you are not purchasing Units for your own account, please complete the following:

(1) Capacity in which you are purchasing Units(e.g.,: agent, representative, administrator, trustee, etc.)

(2) Name, address and home and business telephone numbers of person(s) you represent:

(3) Please attach evidence of authority authorizing you to represent each person:

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2.

 CORPORATIONS AND OTHER ENTITIES

Please complete the following, if you are purchasing Units as a corporation, partnership, trust or other entity:

Name and address of entity:  JMS Capital Partners, LLC.   550 S. Hope Street, Suite 1765,  Los Angeles, California, 90071

State and Year of Organization:

Employer Identification Number:

Business Activities:

a. Has the corporation, partnership, trust or other entity been formed for the specific purpose of purchasing Units?

( ) Yes ( ) No

b. Does the corporation, partnership, trust or other entity have total assets in excess of $5,000,000?

( ) Yes ( ) No

c. Has the corporation, partnership, trust or other entity been in existence for less than 90 days prior to the date hereof?

( ) Yes ( ) No

d. Indicate the number of shareholders, partners, beneficiaries or other holders of beneficial interest of the corporation, partnership, trust or other entity:__________.

e. Does the purchaser, any relative, spouse or relative of the purchaser who has the same residence as the purchaser and any trust or estate described in Question f below collectively hold more than 50% of the equity securities (excluding directors’ qualifying shares) or equity interests of the investing corporation, partnership or other entity?

( ) Yes ( ) No

f. Do the purchaser and the persons and entities specified in Question e above collectively hold more than 50% of the beneficial interest (excluding contingent interests) of the investing trust or estate?

( ) Yes ( ) No

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3.

ALL PURCHASERS

The following questions should be answered by all purchasers.

a. Definitions: For purposes of this Questionnaire, the following definitions shall apply.

(1) "Net worth" shall mean the total assets in excess of liabilities, as determined in accordance with generally accepted accounting principles, except that if any such assets have been depreciated, then the amount of the depreciation regarding any particular asset may be added to the depreciated cost of that asset to determine total assets; provided, however, that the amount of any such depreciation may be added only to the extent that the amount resulting after adding such depreciation does not exceed the fair market value of that asset.

(2) "Income" shall mean adjusted gross income as reported for federal tax purposes reduced by (i) any deduction for long term capital gain, (ii) any deduction for depletion, (iii) any exclusion for interest and (iv) any losses allocated to purchaser as an individual.

b. Is your net worth, excluding the value of your principal residence, home furnishings and automobiles more $1,000,000?

( ) Yes ( ) No

c. Is your net worth, jointly with your spouse and inclusive of the value of your principal residence, home furnishings and automobiles, at least $1,000,000?

( ) Yes ( ) No

d. If you are purchasing Units as an individual, has your income from all sources exceeded $200,000 in each of the two years proceeding the date you will sign this Questionnaire?

( ) Yes ( ) No

e.  If you are purchasing Units as an individual, did you and your spouse have joint income from all sources exceeding $300,000 in each of the two years proceeding the date you will sign this Questionnaire?

( ) Yes ( ) No

f. If you are purchasing Units as an individual and have had income from all sources of $200,000 for each of the two years preceding the date you will sign this Questionnaire, or you and your spouse have had joint income of $300,000 for each of the two years preceding the date you will sign this Questionnaire, do you reasonably expect your joint income from all sources to be equal to or exceed such amounts for the current year?

( ) Yes ( ) No

g. Do you anticipate that your current amount of income will change in the foreseeable future?

( ) Yes ( ) No

If so, when, why and to what amount will that income change?

h. Does your proposed purchase of Units exceed:

____ 10% of your net worth (excluding home, furnishings and automobiles)?

____ 20% of your net worth (excluding home, furnishings and automobiles)?

i. Do you have a prior close business or personal relationship with the Company, or any of its officers, directors of principal (10% or more) shareholders?

( ) Yes ( ) No

If "Yes," please describe the nature of the relationship:_______________________________________________

j. Are you aware that the proposed offering of Units is intended to be a long-term investment?

( ) Yes ( ) No

k. Please indicate the general, business or professional education and degrees received by you (or, if the purchaser is a corporation, partnership, trust or other entity, by the person completing this Questionnaire on its behalf).

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SCHOOL	DEGREE	YEAR RECEIVED

l. Investment Experience:

(1). Frequency of investment in market securities:

Often ( ) Occasionally ( ) Seldom ( ) Never ( )

(2) Frequency of investment in commodities futures:

Often ( ) Occasionally ( ) Seldom ( ) Never ( )

(3) Frequency of investment in options:

Often ( ) Occasionally ( ) Seldom ( ) Never ( )

(4) Frequency of investment in options:

Often ( ) Occasionally ( ) Seldom ( ) Never ( )

(5) Frequency of investment in securities purchased on margin:

Often ( ) Occasionally ( ) Seldom ( ) Never ( )

(6) Have you purchased securities sold in reliance on the private offering exemptions from registration pursuant to the Act or any state laws during the past three years?

( ) Yes ( ) No

If you answered "Yes," please provide the following information:

YEAR	NATURE OF SECURITY	BUSINESS OF ISSUER	TOTAL AMOUNT INVESTED

m. Please describe your principal business activities (or the business activities of the corporation, partnership, trust or entity) during the past five years:

____________________________________________________________________________________

____________________________________________________________________________________

n. Have you previously invested in a development stage company?

( ) Yes ( ) No

o. Do you believe you have sufficient knowledge and experience in financial and business affairs that you can evaluate the merits and risks of a purchase of Units?

( ) Yes ( ) No

p. Do you believe you have sufficient knowledge of investments in general, and investments similar to a purchase of Units in particular, to evaluate the risks associated with a purchase of Units?

( ) Yes ( ) No

q. Will any of the money you will use to purchase the Units be borrowed?

( ) Yes ( ) No

r. Do you understand that there will be substantial restrictions on your ability to resell any Units (and their constituent securities) you purchase and that, in any event, you will not be able to resell any Units (and their constituent securities) purchased, unless an

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exemption from registration or qualification is available pursuant to the Act and the securities laws of the various states and other appropriate jurisdictions.

( ) Yes ( ) No

You hereby acknowledge that the foregoing statements are true and accurate to the best of your information and belief and that you will promptly notify the Company of any changes in the foregoing answers.

IN WITNESS HEREOF, you have executed this Questionnaire on  September XX, 2006, in Los Angeles (city),

California (state).

Signature__________________________________          Signature______________________________________

Printed Name ______________________________           Printed Name _________________________________

Title______________________________________            Title___________________________________________

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